SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES OF THE LISTED FUND

DWS Global Small Cap Growth VIP

The following change is effective on or about May 1, 2014:

The fund will change its name to DWS Global Small Cap VIP.

Please Retain This Supplement for Future Reference

March 11, 2014
PROSTKR-347